SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
EXCHANGE ACT OF 1934
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STI Classic Funds

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IMPORTANT SHAREHOLDER INFORMATION

STI CLASSIC FUNDS
This document contains a proxy statement and proxy card. A proxy card is, in essence, a ballot. When you vote your proxy, you tell us how to vote on your behalf on important issues relating to your Fund. If you complete and sign the proxy, we will vote it exactly as you tell us. If you simply sign the proxy without specifying a vote, your shares will be voted in accordance with the recommendations of the Board of Trustees.
We urge you to take the time to read the proxy statement and to provide your instructions by using any of the methods shown on your proxy card. Voting your proxy, and doing so promptly, will help enable the Fund to avoid additional expenses that could be incurred if the Fund is required to make follow-up solicitations because shareholders do not return their proxies in sufficient numbers.
Please take a few moments to exercise your right to vote. Thank you.

STI CLASSIC FUNDS
STI Classic Large Cap Quantitative Equity Fund
101 Federal Street
Boston, Massachusetts 02110

Notice of Special Meeting of Shareholders
to be held on December 27, 2007
     Notice is hereby given that a Special Meeting of Shareholders of the STI Classic Large Cap Quantitative Equity Fund (the “Fund”), a series of the STI Classic Funds (the “Trust”), will be held at the offices of Citi Fund Services Ohio, Inc., 100 Summer Street, Suite 1500, Boston, MA 02110, on Thursday, December 27, 2007 at 9:30 a.m. Eastern Time (the “Special Meeting”). The Special Meeting is being called for the purpose of considering the proposal set forth below and to transact such other business as may be properly brought before the Special Meeting.

PROPOSAL:	To approve an investment subadvisory agreement between Trusco Capital Management, Inc. and an entity expected to be named Summit Investment Management LLC with respect to the Fund.
     Only shareholders of the Fund at the close of business on October 31, 2007 are entitled to notice of, and to vote at, the Special Meeting or any adjournment thereof.
Shareholders are requested to execute and return promptly the accompanying proxy card which is being solicited by the Board of Trustees of the Trust. You may execute the proxy card by one of the three methods described in the proxy card. Returning the proxy card is important to ensure a quorum at the Special Meeting. Proxies may be revoked at any time before they are exercised by submitting a written notice of revocation or a subsequently executed proxy or by attending the Special Meeting and voting in the person. Do not return the proxy voting card if you are voting by telephone or internet. It is important that your vote be received by the close of business on December 26, 2007.

Julia Short
President
Dated:                     , 2007

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QUESTIONS & ANSWERS
FOR SPECIAL MEETING OF SHAREHOLDERS OF
THE STI CLASSIC LARGE CAP QUANTITATIVE EQUITY FUND
Q. Why is the Board of Trustees proposing to engage Summit Investment Management LLC as the subadviser to the Large Cap Quantitative Equity Fund (the “Fund”)?
A. In our continued desire to provide our shareholders with the best investment advisory expertise, Trusco Capital Management, the Fund’s adviser has made a strategic decision to partner with an entity expected to be named Summit Investment Management LLC (“Summit”). Summit is an investment manager with nearly four years of top-decile experience in this investment strategy. We believe this change is in the best interest of our shareholders and are confident that Summit’s strong performance and professional capabilities will further strengthen the Fund.
Q. How will this affect me as a shareholder?
A: The key elements of the Fund, such as the Fund’s investment goal, focus, volatility and principal investment strategy, will remain materially unchanged. Additionally, the Fund’s total expenses and total advisory fee will remain unchanged. The Fund will continue to be benchmarked against the S&P 500® Index. From a management perspective, the Fund currently utilizes a proprietary quantitative process and will continue to use a proprietary quantitative process utilized by the proposed subadviser. Over time, the proposed subadviser will transition the Fund to a more select portfolio with fewer holdings than the current model.
Q. Who gets to vote?
A. All shareholders of the Fund as of October 31, 2007 are eligible and entitled to vote.
Q. How does the STI Classic Funds’ Board of Trustees recommend that I vote?
A. After careful consideration, the Board of Trustees of the STI Classic Funds unanimously recommends that you vote “FOR” the proposed Subadvisory Agreement.
Q. How can I vote?
A. You may vote by mail, telephone or internet. Please refer to the simple instructions on the next page for information regarding voting. If your proxy is properly returned by the close of business on December 26, 2007, your proxy will be voted in accordance with your instructions. If a proxy card is not marked to indicate voting instructions but is signed, dated and returned, it will be treated as an instruction to vote the shares “FOR” the proposal.
Q. Who should I call with questions about this proxy?
A. If you have any questions regarding this proxy, please contact your financial consultant or the STI Classic Funds directly at 1-888-STI-FUND.

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PLEASE VOTE THE ENCLOSED PROXY CARD.
YOUR VOTE IS IMPORTANT!
For your convenience, there are three ways to vote.
VOTE BY MAIL
1.	Read the accompanying proxy statement/prospectus.

2.	Check the appropriate box on the proxy card.

3.	Sign and date the proxy card.

4.	Return the proxy card in the envelope provided.
VOTE BY TELEPHONE
It’s fast, convenient, and your vote is immediately confirmed and posted.
Just follow these 4 easy steps:
1.	Read the accompanying proxy statement/prospectus and have the proxy card at hand.

2.	Using a touch tone phone, call 1-800-690-6903.

3.	Enter your control number located on your ballot.

4.	Follow the simple recorded instructions.
VOTE BY INTERNET
It’s fast, convenient, and your vote is immediately confirmed and posted. Additionally, you can receive all future materials by internet.
Just follow these 4 easy steps:
1.	Read the accompanying Proxy Statement/Prospectus.

2.	Go to www.proxyvote.com.

3.	Enter your control number located on your ballot.

4.	Follow the simple instructions.
BENEFITS OF TELEPHONE AND INTERNET VOTING:
*	Immediate voting results.

*	Voting 7 days a week, 24 hours a day (except day of Meeting).
DO NOT RETURN YOUR PROXY VOTING CARD
IF YOU ARE VOTING BY TELEPHONE OR INTERNET.

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PROXY STATEMENT
ADDITIONAL INFORMATION

STI CLASSIC FUNDS
101 Federal Street
Boston, Massachusetts 02110

PROXY STATEMENT

SPECIAL MEETING OF SHAREHOLDERS
December 27, 2007
     This proxy statement is furnished by the Board of Trustees (the “Board” or the “Trustees”) of the STI Classic Funds (the “Trust”) in connection with the solicitation of proxies for use at the special meeting of shareholders (the “Special Meeting”) of the STI Classic Large Cap Quantitative Equity Fund (the “Fund”), a series of the Trust to be held on Thursday, December 27, 2007, at 9:30 a.m. Eastern Time, or at any adjournment thereof, at the offices of Citi Fund Services Ohio, Inc., 100 Summer Street, Suite 1500, Boston, MA 02110. It is expected that the Notice of Special Meeting, this proxy statement, and a proxy card will be mailed to shareholders on or about December 1, 2007.
Summary
     At the Special Meeting, shareholders will be asked to vote on a proposal to approve an investment subadvisory agreement between Trusco Capital Management, Inc. (the “Adviser”) and an entity expected to be named Summit Investment Management LLC (the “Proposed Subadviser”) with respect to the Fund.
     If you do not expect to be present at the Special Meeting and wish your shares to be voted, please vote your proxy by mail, telephone or internet allowing sufficient time for the proxy to be received on or before the close of business on December 26, 2007. If your proxy is properly returned by that date, shares represented by your proxy will be voted at the Special Meeting in accordance with your instructions. However, if no instructions are specified on the proxy with respect to a proposal, the proxy will be voted FOR the approval of the proposal and in accordance with the judgment of the persons appointed as proxies upon any other matter that may properly come before the Special Meeting. Shareholders may revoke their proxies at any time prior to the time they are voted by giving written notice to the Secretary of the Trust, by delivering a subsequently dated proxy, or by attending and voting at the Special Meeting.
     The close of business on October 31, 2007 has been fixed as the record date (the “Record Date”) for the determination of shareholders entitled to notice of, and to vote at, the Special Meeting and any adjournment thereof. Each full share will be entitled to one vote at the Special Meeting and each fraction of a share will be entitled to the fraction of a vote equal to the proportion of a full share represented by the fractional share. As of the Record Date, there were outstanding shares of beneficial interest of each class the Fund as follows:

Large Cap Quantitative Equity Fund - I Shares	18,654,826.731
Large Cap Quantitative Equity Fund - A Shares	75,724.670
Large Cap Quantitative Equity Fund - C Shares	87,733.480

Expenses
     The costs of the Meeting, estimated to be approximately $6,000.00, will be borne by the Adviser and Citi Fund Services Ohio, Inc., the administrator to the Fund. The Fund will incur no costs in connection with the Meeting. The principal solicitation will be by mail, but proxies also may be solicited by telephone, facsimile or personal interview by officers or agents of the Trust. In addition, the Fund may retain a proxy solicitation firm to assist in the solicitation of proxies.
     The Fund will request broker-dealer firms, custodians, nominees and fiduciaries to forward proxy materials to the beneficial owners of the shares of the Fund held of record by such persons.
     The Fund’s Annual Report for the fiscal year ended March 31, 2007 and the Semi-Annual Report for the period ended September 30, 2007 were previously furnished to shareholders. Shareholders may request an additional copy, which will be provided without charge, by writing to the Trust at 3435 Stelzer Road, Columbus, Ohio 43219, by calling 1-888-STI-FUND, on the Trust’s website at www.sticlassicfunds.com, or on the Securities and Exchange Commission’s website at www.sec.gov.

DISCUSSION OF THE PROPOSAL: APPROVAL OF SUBADVISORY AGREEMENT
Proposal: To approve a subadvisory agreement between Trusco Capital Management, Inc. and an entity expected to be named Summit Investment Management LLC with respect to the Large Cap Quantitative Equity Fund.
Introduction
     At the Special Meeting, it is proposed that an investment subadvisory agreement (the “Proposed Agreement”) between the Adviser and the Proposed Subadviser be approved by shareholders of the Fund. The persons named in the accompanying proxy intend, in the absence of contrary instructions, to vote all proxies on behalf of the shareholders for the approval of the Proposed Agreement. For the reasons discussed below, the Board recommends that shareholders vote “FOR” the approval of the Proposed Agreement.
Summary
     Currently, the Adviser serves as investment adviser to the Fund and continuously reviews, supervises and administers the Fund’s investment program, subject to the oversight of the Board. As more fully discussed below, the Adviser has recommended and the Board has approved the engagement of the Proposed Subadviser to subadvise the Fund pursuant to the Proposed Agreement. The Adviser based its recommendations on its belief that the Proposed Subadviser’s experience in managing quantitative strategies will benefit the Fund. If approved by shareholders, the Proposed Agreement will remain in effect in accordance with its terms for an initial period of two years and subsequently will continue in effect from year to year so long as it is approved annually by the Board. Further information regarding the Proposed Agreement appears in this Proxy Statement under the heading “Proposed Agreement.”
The Adviser and Proposed Subadviser
     The Adviser is a professional investment management firm registered with the Securities and Exchange Commission (“SEC”) under the Investment Advisers Act of 1940. The Board supervises the Adviser and establishes policies that the Adviser must follow in its management activities. As of September 30, 2007, the Adviser had discretionary management authority with respect to approximately $74.1 billion of assets under management.
     The Proposed Subadviser is expected to be established in 2007 through a transaction in which Summit Investment Management, Ltd. (“Summit Ltd.”) will transfer all its investment advisory business to an entity expected to be named Summit Investment Management LLC. This transfer will include all of the personnel providing research and making investment decisions, senior management personnel overseeing the investment advisory business and the same control and compliance operations that existed at Summit Ltd. The Proposed Subadviser will be registered as an investment adviser with the SEC prior to serving as subadviser to the Fund. The Adviser will have an ownership interest in the Proposed Subadviser of less than 25% and the employees of the Proposed Subadviser will own the remaining interests. The address of the Proposed Subadviser is 400 E. Wisconsin Ave., Suite 300, Milwaukee, WI, 53202.
     Summit Ltd. was founded in 1987 as a domestic growth equity manager and managed assets for a variety of entities, including foundations, endowments, corporations, charitable institutions and private individuals. As of September 30, 2007, Summit Ltd. had approximately $92.7 million in assets under management.

     Listed below are the names and principal occupations of each of the directors and principal executive officers of the Proposed Subadviser. The principal business address of each director and principal executive officer, as it relates to his or her duties with the Proposed Subadviser, is 400 E. Wisconsin Ave., Suite 300, Milwaukee, WI, 53202.

Name	Position with the Proposed Subadviser
Thomas J. Czech, CFA	President and Portfolio Manager
Marvin R. Swentkofske, CFA	Chairman
Joseph F. Hickey	Principal, Portfolio Manager
Timothy T. Stracka	Principal, Director of Marketing
James M. Beck	Principal, Marketing
The Proposed Agreement
     Under the Proposed Agreement (a form of which is attached to this proxy statement as Exhibit A), the Proposed Subadviser, shall provide portfolio construction models, which will be implemented by the Adviser as deemed appropriate for management of the Fund. Under the direction of the Adviser, the Proposed Subadviser will make the investment decisions for and continuously review, supervise, and administer the investment program of the Fund, subject to the supervision of, and policies established by, the Board. The total investment advisory fees payable by the Fund to the Adviser will not change. Under the Proposed Agreement, the Adviser will pay the Proposed Subadviser a fee out of the advisory fees it receives from the Fund in an amount equal to 0.3825% of the average daily value of the assets of the Fund. After the initial two year term, the continuance of the Proposed Agreement must be specifically approved at least annually by (i) the vote of the Trustees or a vote of the shareholders of the Fund and (ii) the vote of a majority of the Trustees who are not parties to the Proposed Agreement or “interested persons” of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Proposed Agreement will terminate automatically in the event of its assignment and is terminable at any time without penalty by (i) the Trustees of the Trust or, by a majority of the outstanding shares of the Fund, (ii) the Adviser at any time on not less than 30 days nor more than 60 days written notice to the Proposed Subadviser, or (iii) the Proposed Subadviser on 90 days written notice to the Adviser. The Proposed Agreement provides that the Proposed Subadviser shall not be protected against any liability by reason of willful misfeasance, bad faith, or negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder.
Board Approval of the Proposed Agreement
     At a meeting on October 23, 2007 (the “October Meeting”), the Board considered the Proposed Agreement with Summit Ltd. At a meeting on November 13, 2007 (the “November Meeting”), the Adviser informed the Board of the change to Summit Ltd.’s organizational structure and, after further consideration, the Board approved the engagement of the Proposed Subadviser. At the November Meeting, the Board also approved the Proposed Agreement, under which, subject to approval by the Fund’s shareholders, the Proposed Subadviser will serve as investment subadviser to the Fund.
     At the October Meeting, representatives from the Adviser discussed their concern regarding the consistency of the Fund’s investment performance. Representatives from the Adviser stated that they had evaluated Summit Ltd.’s investment management capabilities and believed that given its performance record, talent pool and corporate culture, the addition of Summit Ltd. would allow the Fund to enhance both its investment performance and the consistency and repeatability of that performance. Representatives from the Adviser discussed the modifications to the Fund’s investment process that would result from the addition of Summit Ltd., noting that there would be no material changes to the Fund’s investment objective and overall strategy, but that Summit Ltd. would utilize and apply its own quantitative process. Summit Ltd.’s quantitative process does differ from the current model and over time it is expected that the Fund will become a more select portfolio with fewer holdings. Also at the October Meeting, representatives from Summit Ltd. presented oral and written information to the Board to help the Board evaluate other aspects of the Proposed Agreement. The Trustees discussed the written materials, oral presentations, and other information that the Board received, and considered the Proposed Agreement in light of this information. These representatives also noted that the organizational change would not result in any change to the personnel or processes previously discussed.
     The Board evaluated information from the Proposed Subadviser in order to consider the Proposed Subadviser’s fee and other aspects of the Proposed Agreement. The Trustees discussed all the relevant information that the Board received prior to the meeting and discussed the approval of the Proposed Agreement in light of this information. Such material included, among other things, information about the Proposed Subadviser’s: (a)  quality of the investment management and other services; (b)  investment management personnel; (c)  operations; (d)  investment strategies; (e)  the level of the proposed sub-advisory fees compared with the fees the Proposed Subadviser charges to comparable accounts; (f) compliance systems; (g)  policies and procedures for personal securities transactions; and (h)  reputation, expertise and resources in domestic financial market.
     The Board received and considered information regarding the nature, extent, and quality of services to be provided to the Fund by the Proposed Subadviser. In this regard, the Trustees evaluated, among other things, the Proposed Subadviser’s personnel, experience, track record, and compliance program. The Board considered the background and experience of the Proposed Subadviser’s senior management and the expertise of, and amount of attention expected to be given to the Fund by, its portfolio management teams. The Board reviewed the qualifications, backgrounds, and responsibilities of the portfolio managers who will be responsible for the day-to-day management of the Fund. The Board also reviewed information pertaining to the Proposed Subadviser’s organizational structure, senior management, investment operations, and other relevant information. The Board concluded that, within the context of its full deliberations, the nature, extent, and quality of the services to be provided to the Fund by the Proposed Subadviser supported the approval of the agreement.
     With respect to advisory fees, the Board considered the rate of compensation under the Proposed Agreement. The Board concluded that, within the context of its full deliberations, the subadvisory fees under the Proposed Agreement are reasonable and supported the approval of the Proposed Agreement.
     In its deliberations, the Board did not identify any single piece of information that was all-important or controlling. Based on the Board’s deliberations and its evaluation of the information described above, the Board, including all of the Independent Trustees, unanimously approved the Proposed Agreement.
Shareholder Approval of the Proposed Agreement
     At the Special Meeting, it is proposed that the Proposed Agreement between the Adviser and the Proposed Subadviser be approved by shareholders of the Fund. The approval of the Proposed Agreement requires the affirmative vote of a majority of the outstanding voting securities of the Fund. With respect to the approval of the Proposed Agreement, the term “majority of the outstanding voting securities” means the vote of (a) 67% or more of the voting securities of the Fund present at such meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy, or (b) more than 50% of the outstanding voting securities of the Fund, whichever is less. The persons named in the accompanying proxy intend, in the absence of contrary instructions, to vote all proxies on behalf of the shareholders for the approval of the Proposed Agreement. If you return your proxy but give no voting instructions, your shares will be voted FOR the approval of the Proposed Agreement. If the Proposed Agreement is not approved by shareholders of the Fund, then the Adviser will continue to manage the investment program of the Fund while the Board considers alternatives.
THE BOARD RECOMMENDS THAT YOU
VOTE FOR APPROVAL OF THE PROPOSED AGREEMENT

ADDITIONAL INFORMATION
Investment Adviser
     Trusco Capital Management, Inc., 50 Hurt Plaza, Suite 1400, Atlanta, Georgia 30303, serves as the Trust’s investment adviser and is an indirect wholly-owned subsidiary of SunTrust Banks, Inc., 303 Peachtree Street, NE, Atlanta, Georgia 30308.
Administrator
     Citi Fund Services Ohio, Inc. (the “Administrator”), an Ohio corporation, has its principal business offices at 3435 Stelzer Road, Columbus, Ohio 43219. The Administrator and its affiliates provide administration services to other investment companies.
Distributor and Principal Underwriter
     Foreside Distribution Services, LP (the “Distributor”), located at 100 Summer Street, Suite 1500, Boston, Massachusetts 02110, serves as the Trust’s distributor. The Distributor is a wholly-owned indirect subsidiary of Foreside Financial Group, LLC
5% Shareholders
     As of the Record Date, the following persons were the only persons who were record owners or, to the knowledge of the Trust, were beneficial owners of 5% or more of the outstanding shares of the Fund:

		Percent of the Class Total Assets
Fund/Class	No. of Shares	Held by the Shareholder
LARGE CAP QUANTITATIVE EQUITY FUND - I

SEI PRIVATE TRUST COMPANY
C/O SUNTRUST BANK
ONE FREEDOM VALLEY DRIVE
	18,539,331.61	99.36%
ATTN MUTUAL FUNDS
OAKS, PA 19456

LARGE CAP QUANTITATIVE EQUITY FUND - C

NATIONAL FINANCIAL SERVICES LLC
200 LIBERTY STREET
ONE WORLD FINANCIAL CENTER
	86,744.18	98.87%
NEW YORK, NY 10281

		Percent of the Class Total Assets
Fund/Class	No. of Shares	Held by the Shareholder
LARGE CAP QUANTITATIVE EQUITY FUND - A

NATIONAL FINANCIAL SERVICES LLC
200 LIBERTY STREET
ONE WORLD FINANCIAL CENTER
	66,153.76	87.36%
NEW YORK, NY 10281

NATIONAL FINANCIAL SERVICES LLC
200 LIBERTY STREET
ONE WORLD FINANCIAL CENTER
	4,011.03	5.30%
NEW YORK, NY 10281
     As of  November 13, 2007 the Trustees and Officers of the Trust as a group owned less than 1% of the outstanding shares of beneficial interest of the Fund.
Submission of Shareholder Proposals
     The Trust is organized as a business trust under the laws of the Commonwealth of Massachusetts. As such, the Trust is not required to, and does not, have annual meetings. Nonetheless, the Board may call a special meeting of shareholders for action by shareholder vote as may be required by the 1940 Act or as required or permitted by the Declaration of Trust and By-Laws of the Trust. Shareholders who wish to present a proposal for action at a future meeting should submit a written proposal to the Trust for inclusion in a future proxy statement. The Board will give consideration to shareholder suggestions as to nominees for the Board. Shareholders retain the right to request that a meeting of the shareholders be held for the purpose of considering matters requiring shareholder approval.
Voting and Other Matters
     Abstentions and “broker non-votes” will not be counted for or against the proposal but will be counted for purposes of determining whether a quorum is present. The Trust believes that brokers who hold shares as record owners for beneficial owners have the authority under the rules of the various stock exchanges to vote those shares with respect to the proposals when they have not received instructions from beneficial owners.
     No business other than the matters described above is expected to come before the Special Meeting, but should any matter incident to the conduct of the Special Meeting or any question as to an adjournment of the Special Meeting arise, the persons named in the enclosed proxy will vote thereon according to their best judgment in the interest of the Trust.

SHAREHOLDERS WHO DO NOT EXPECT TO BE PRESENT AT THE SPECIAL MEETING AND WHO WISH TO HAVE THEIR SHARES VOTED ARE REQUESTED TO VOTE BY MAIL, TELEPHONE OR INTERNET AS EXPLAINED IN THE INSTRUCTIONS INCLUDED ON YOUR PROXY CARD.
By Order of the Trustees,
/s/ Julia Short
Julia Short
President
Dated:                     , 2007

EXHIBIT A
FORM OF INVESTMENT SUBADVISORY AGREEMENT
     AGREEMENT made as of the ___day of                     , 2007, between Trusco Capital Management, Inc. (the “Adviser”) and Summit Investment Management LLC (the “Subadviser”).
     WHEREAS, the STI Classic Funds (the “Trust”), a Massachusetts business trust, is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”); and
     WHEREAS, the Adviser has entered into investment advisory agreements with the Trust (the “Advisory Agreements”) pursuant to which the Adviser acts as investment adviser to the series of the Trust; and
     WHEREAS, the Adviser, with the approval of the Trust, desires to retain the Subadviser to provide investment advisory services to the Adviser in connection with the management of the series of the Trust set forth on Schedule A attached hereto (each a “Fund,” and collectively, the “Funds”), as such schedule may be amended by mutual agreement of the parties hereto, and the Subadviser is willing to render such investment advisory services.
     NOW, THEREFORE, the parties hereto agree as follows:
1.	Duties of the Subadviser. Subject to supervision by the Adviser and the Trust’s Board of Trustees, and subject to Section 2(a) below, the Subadviser shall manage all of the securities and other assets of each Fund entrusted to it hereunder (the “Assets”), including the purchase, retention and disposition of the Assets in accordance with the Fund’s investment objectives, policies, and restrictions as stated in each Fund’s then current prospectus and statement of additional information, as may be amended or supplemented from time to time (referred to collectively as the “Prospectus”), and subject to the following:
(a)	The Subadviser will provide investment advisory services to the Fund and shall, in such capacity, determine from time to time what Assets will be purchased, retained, or sold by the Fund, and what portion of the Assets will be invested or held uninvested in cash, subject to the direction of the Adviser and the Board of Trustees of the Trust.
(b)	In the performance of its duties and obligations under this Agreement, the Subadviser shall act in conformity with the Trust’s Declaration of Trust (as defined herein), the Prospectus, and the instructions and directions of the Adviser and of the Board of Trustees of the Trust and will conform to and comply with the requirements of the 1940 Act, the Internal Revenue Code of 1986 (the “Code”), and all other applicable federal and state laws and regulations, as each is amended from time to time.
(c)	The Subadviser shall maintain all books and records with respect to transactions involving the Assets required by subparagraphs (b)(5), (b)(6), (b)(7), (b)(9), (b)(10), and (b)(11) and paragraph (f) of Rule 31a-1 under the 1940 Act as applicable. The Subadviser shall provide to the Adviser or the Board of Trustees such periodic and special reports, balance sheets or financial information, and such other information with regard to its affairs as the Adviser or Board of Trustees may reasonably request.

The Subadviser shall keep the books and records relating to the Assets required to be maintained by the Subadviser under this Agreement and shall timely furnish to the Adviser all information relating to the Subadviser’s services under this Agreement needed by the Adviser to keep the other books and records of the Funds required by Rule 31a-1 under the 1940 Act. The Subadviser shall also furnish to the Adviser any other information relating to the Assets that is required to be filed by the Adviser or the Trust with the SEC or sent to shareholders under the 1940 Act (including the rules adopted thereunder) or any exemptive or other relief that the Adviser or the Trust obtains from the SEC. The Subadviser agrees that all records that it maintains on behalf of the Funds are property of the Funds and the Subadviser will surrender promptly to the Funds any of such records upon the Funds’ request; provided, however, that the Subadviser may retain a copy of such records. In addition, for the duration of this Agreement, the Subadviser shall preserve for the periods prescribed by Rule 31a-2 under the 1940 Act any such records as are required to be maintained by it pursuant to this Agreement, and shall transfer said records to any successor subadviser upon the termination of this Agreement (or, if there is no successor subadviser, to the Adviser).

(e)	The investment management services provided by the Subadviser under this Agreement are not to be deemed exclusive and the Subadviser shall be free to render similar services to others as long as such services do not impair the services rendered to the Adviser or the Trust.
(f)	The Subadviser shall promptly notify the Adviser of any financial condition that is likely to impair the Subadviser’s ability to fulfill its commitment under this Agreement.
(g)	The Subadviser shall not be responsible for reviewing proxy solicitation materials or voting and handling proxies in relation to the securities held as Assets in the Funds. If the Subadviser receives a misdirected proxy, it shall promptly forward such misdirected proxy to the Adviser.
(h)	In performance of its duties and obligations under this Agreement, the Subadviser shall not consult with any other subadviser to the Funds or a subadviser to a portfolio that is under common control with the Funds concerning the Assets, except as permitted by the policies and procedures of the Funds. The Subadviser shall not provide investment advice to any assets of the Funds other than the Assets.
Services to be furnished by the Subadviser under this Agreement may be furnished through the medium of any of the Subadviser’s control affiliates, partners, officers or employees.
2.	Duties of the Adviser. The Adviser shall continue to have responsibility for all services to be provided to the Funds pursuant to the Advisory Agreements and shall oversee and review the Subadviser’s performance of its duties under this Agreement; provided, however, that in connection with its management of the Assets, nothing herein shall be construed to relieve the Subadviser of responsibility for compliance with the Trust’s Declaration of Trust (as defined herein), the Prospectus, the instructions and directions of the Board of Trustees of the Trust, the requirements of the 1940 Act, the Code, and all other applicable federal and state laws and regulations, as each is amended from time to time.
a)	The Adviser will implement the portfolio model as instructed by the Subadviser and will place orders with or through such persons, brokers or dealers to carry out the policy with respect to brokerage set forth in each Fund’s Prospectus or as the Board of Trustees or the Adviser may direct in writing from time to time, in conformity with all federal securities laws. In executing Fund transactions and selecting brokers or dealers, the Adviser will use its best efforts to seek on behalf of each Fund the best overall terms available. In assessing the best overall terms available for any transaction, the Adviser shall consider all factors that it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. In evaluating the best overall terms available, and in selecting the broker-dealer to execute a particular transaction, the Adviser may also consider the brokerage and research services provided (“soft dollar arrangements”) (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934 (the “Exchange Act”)). Although the Subadviser does not engage in soft dollar transactions, the Adviser may enter into such transactions on behalf of the Fund to the extent permitted by law. Consistent with any guidelines established by the Board of Trustees of the Trust and Section 28(e) of the Exchange Act, the Adviser is authorized to pay to a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for each Fund that is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if, but only if, the Adviser determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer viewed in terms of that particular transaction or in terms of the overall responsibilities of the Adviser to its discretionary clients, including the Funds. In addition, the Adviser is authorized to allocate purchase and sale orders for securities to brokers or dealers (including brokers and dealers that are affiliated with the Adviser, Subadviser, or the Trust’s principal underwriter) if the Adviser believes that the quality of the transaction and the commission are comparable to what they would be with other qualified firms. In no instance, however, will the Funds’ Assets be purchased from or sold to the Adviser, Subadviser, the Trust’s principal underwriter, or any affiliated person of the Trust, Adviser, the Subadviser, or the principal underwriter, acting as principal in the transaction, except to the extent permitted by the Securities and Exchange Commission (“SEC”) and the 1940 Act.

b)	The Adviser shall provide the Funds’ custodian on each business day with information relating to all transactions concerning the Funds’ Assets and shall provide the Subadviser with such information upon request by the Subadviser.
3.	Delivery of Documents. The Adviser has furnished the Subadviser with copies of each of the following documents:
(a)	The Trust’s Agreement and Declaration of Trust, as filed with the Secretary of State of the Commonwealth of Massachusetts (such Agreement and Declaration of Trust, as in effect on the date of this Agreement and as amended from time to time, herein called the “Declaration of Trust”);
(b)	By-Laws of the Trust as in effect on the date of this Agreement and as amended from time to time; and
(c)	Prospectus of the Fund.
4.	Compensation to the Subadviser. For the services to be provided by the Subadviser pursuant to this Agreement, the Adviser will pay the Subadviser, and the Subadviser agrees to accept as full compensation therefore, a subadvisory fee at the rate specified in Schedule B attached hereto and made part of this Agreement. The fee will be calculated based on the average daily value of the Assets under the Subadviser’s management and will be paid to the Subadviser quarterly. Except as may otherwise be prohibited by law or regulation (including any then current SEC staff interpretation), the Subadviser may, in its discretion and from time to time, waive a portion of its fee.

5.	Indemnification. The Subadviser shall indemnify and hold harmless the Adviser from and against any and all claims, losses, liabilities, or damages (including reasonable attorney’s fees and other related expenses) howsoever arising from or in connection with the performance of the Subadviser’s obligations under this Agreement; provided, however, that the Subadviser’s obligation under this Paragraph 5 shall be reduced to the extent that the claim against, or the loss, liability, or damage experienced by the Adviser, is caused by or is otherwise directly related to the Adviser’s own willful misfeasance, bad faith, or negligence, or to the reckless disregard of its duties under this Agreement.

The Adviser shall indemnify and hold harmless the Subadviser from and against any and all claims, losses, liabilities, or damages (including reasonable attorney’s fees and other related expenses) howsoever arising from or in connection with the performance of the Adviser’s obligations under this Agreement; provided, however, that the Adviser’s obligation under this Paragraph 5 shall be reduced to the extent that the claim against, or the loss, liability, or damage experienced by the Subadviser, is caused by or is otherwise directly related to the Subadviser’s own willful misfeasance, bad faith, or negligence, or to the reckless disregard of its duties under this Agreement.

6.	Duration and Termination. With respect to a Fund, this Agreement shall become effective upon approval by the Trust’s Board of Trustees and its execution by the parties hereto, and approval of the Agreement by a majority of the outstanding voting securities of that Fund.

This Agreement shall continue in effect for a period of more than two years from the date hereof only so long as continuance is specifically approved at least annually in conformance with the 1940 Act; provided, however, that this Agreement may be terminated with respect to the Funds (a) by the Funds at any time, without the payment of any penalty, by the vote of a majority of Trustees of the Trust or by the vote of a majority of the outstanding voting securities of the Funds, (b) by the Adviser at any time, without the payment of any penalty, on not more than 60 days nor less than 30 days written notice to the Subadviser, or (c) by the Subadviser at any time, without the payment of any penalty, on 90 days written notice to the Adviser. This Agreement shall terminate automatically and immediately in the event of its assignment or in the event of a termination of the relevant Advisory Agreement with the Trust. As used in this Paragraph 6, the terms “assignment” and “vote of a majority of the outstanding voting securities” shall have the respective meanings set forth in the 1940 Act and the rules and regulations thereunder, subject to such exceptions as may be granted by the SEC under the 1940 Act.

7.	Governing Law. This Agreement shall be governed by the internal laws of the Commonwealth of Massachusetts, without regard to conflict of law principles; provided, however, that nothing herein shall be construed as being inconsistent with the 1940 Act.
8.	Severability. Should any part of this Agreement be held invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors.
9.	Notice: Any notice, advice, or report to be given pursuant to this Agreement shall be deemed sufficient if delivered or mailed by registered, certified, or overnight mail, postage prepaid, and addressed by the party giving notice to the other party at the last address furnished by the other party:

To the Adviser at:	Trusco Capital Management, Inc.
50 Hurt Plaza
Suite 1400
Atlanta, Georgia 30303
Attention: Patrick Paparelli

To the Subadviser at:	Summit Investment Management LLC
400 E. Wisconsin Ave.
Suite 300
Milwaukee, WI, 53202
10.	Non-Hire/Non-Solicitation. The Subadviser hereby agrees that so long as the Subadviser provides services to the Adviser or the Trust and for a period of one year following the date on which the Subadviser ceases to provide services to the Adviser and the Trust, the Subadviser shall not for any reason, directly or indirectly, on the Subadviser’s own behalf or on behalf of others, hire any person employed by the Adviser, whether or not such person is a full-time employee or whether or not any person’s employment is pursuant to a written agreement or is at-will. The Subadviser further agrees that, to the extent that the Subadviser breaches the covenant described in this paragraph, the Adviser shall be entitled to pursue all appropriate remedies in law or equity.
11.	Entire Agreement. This Agreement embodies the entire agreement and understanding between the parties hereto and supersedes all prior agreements and understandings relating to this Agreement’s subject matter. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but such counterparts shall, together, constitute only one instrument.

In the event the terms of this Agreement are applicable to more than one Fund, the Adviser is entering into this Agreement with the Subadviser on behalf of the respective Funds severally and not jointly, with the express intention that the provisions contained in each numbered paragraph hereof shall be understood as applying separately with respect to each Fund as if contained in separate agreements between the Adviser and Subadviser for each such Fund. In the event that this Agreement is made applicable to any additional Funds by way of a schedule executed subsequent to the date first indicated above, provisions of such schedule shall be deemed to be incorporated into this Agreement as it relates to such Fund so that, for example, the execution date for purposes of Paragraph 6 of this Agreement with respect to such Fund shall be the execution date of the relevant schedule.

12.	Miscellaneous.

(a)	A copy of the Declaration of Trust is on file with the Secretary of State of the Commonwealth of Massachusetts and notice is hereby given that the obligations of this instrument are not binding upon any of the Trustees, officers or shareholders of the Fund or the Trust.

(b)	Where the effect of a requirement of the 1940 Act reflected in any provision of this Agreement is altered by a rule, regulation, or order of the SEC, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation, or order.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their officers designated below as of the day and year first written above.

TRUSCO CAPITAL MANAGEMENT, INC.	SUMMIT INVESTMENT MANAGEMENT LLC

By:	By:

Name:	Name:

Title:	Title:

Schedule A
to the
Investment Subadvisory Agreement
between
Trusco Capital Management, Inc.
and
Summit Investment Management LLC
As of                     , 2007
STI CLASSIC FUNDS
Large Cap Quantitative Equity Fund

Schedule B
to the
Investment Subadvisory Agreement
between
Trusco Capital Management, Inc.
and
Summit Investment Management LLC
As of                     , 2007
Pursuant to Paragraph 4, the Adviser shall pay the Subadviser compensation at an annual rate as follows:

LARGE CAP QUANTITATIVE EQUITY FUND	0.3825% of the average daily value of the assets under the Subadviser’s management, except that for any compensation period during which the Adviser waives any portion of the management fee that the Fund is required to pay, the Adviser will pay to the Subadviser a proportionate of the amount of compensation the Adviser receives from the Fund during that compensation period.
The management fee will be paid to the Subadviser quarterly.
Agreed and Accepted:

TRUSCO CAPITAL MANAGEMENT, INC.	SUMMIT INVESTMENT MANAGEMENT LLC

By:	By:

Name:	Name:

Title:	Title:

PROXY TABULATOR
P.O. BOX 9112
FARMINGDALE, NY 11735
DYNAMIC CALLING — POSITION A
To vote by Internet:
1)	Read the Proxy Statement and have the proxy card below at hand.

2)	Go to website www.proxyvote.com

3)	Follow the instructions provided on the website.
To vote by Telephone:
1)	Read the Proxy Statement and have the proxy card below at hand.

2)	Call 1-800-690-6903.

3)	Follow the recorded instructions.
To vote by Mail:
1)	Read the Proxy Statement.

2)	Check the appropriate boxes on the proxy card below.

3)	Sign and date the proxy card.

4)	Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	STICL1	KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

STI CLASSIC LARGE CAP QUANTITATIVE EQUITY FUND

THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE FOR THE FOLLOWING PROPOSAL:

Vote on Proposal		For	Against	Abstain

1.	To approve the investment subadvisory agreement between Trusco Capital Management, Inc. and an entity expected to be named Summit Investment Management LLC. with respect to the STI Classic Large Cap Quantitative Equity Fund.	☐	☐	☐

This proxy must be signed by the beneficial owner of Fund shares. If signing as attorney, executor, guardian or in some representative capacity or as an officer of a corporation, please add title as such.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

STI CLASSIC FUNDS
THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES
SPECIAL MEETING OF SHAREHOLDERS
December 27, 2007
STI CLASSIC LARGE CAP QUANTITATIVE EQUITY FUND
The undersigned hereby appoints Cynthia Surprise and Kerry Reilly, or either of them (with full power to act in the absence of the other, each with full power of substitution), as his/her attorney and proxy to vote and act with respect to all shares of the above referenced fund (the “Fund”), held by the undersigned at the Special Meeting of Shareholders of the Fund to be held at 9:30 a.m., Eastern Time, on December 27, 2007, at the offices of Citi Fund Services Ohio, Inc., 100 Summer Street, Suite 1500, Boston, Massachusetts 02110, and at any adjournment thereof (the “Meeting”), and instructs each of them to vote as indicated on the matter referred to in the proxy statement for the Meeting, receipt of which is hereby acknowledged, with discretionary power to vote upon such other business as may properly come before the Meeting. If you simply sign the ballot, or don’t vote on a specific proposal, your vote will be automatically voted as the Trustees recommend.
Receipt of the Notice of Special Meeting and Proxy Statement is hereby acknowledged.
PLEASE VOTE, SIGN AND DATE THIS PROXY
AND RETURN IT IN THE ENCLOSED
POSTAGE-PAID ENVELOPE.